EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, John Ioannis Neocleous, President and Chief Executive Officer of Universal Gaming Corporation., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-K of Universal Gaming Corporation. for the fiscal year ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Universal Gaming Corporation.

Universal Gaming Corporation

Dated: April 16, 2024	By:	/s/ John Ioannis Neocleous
John Ioannis Neocleous President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer